UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Summit Materials, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2021.SUMMIT MATERIALS, INC.BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O SUMMIT MATERIALS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717Meeting Information Meeting Type: Annual Meeting For holders as of: March 24, 2021 Date: May 19, 2021 Time: 8:00 AM MDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SUM2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SUM2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Our Board has fixed the close of business on March 24, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2021 Annual Meeting for a period of 10 days prior to the meeting at our principal executive offices at 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202, and electronically during the 2021 Annual Meeting at www.virtualshareholdermeeting.com/SUM2021.See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting MethodsVote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/SUM2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors (the "Board") recommends you vote FOR the following: 1. Election of DirectorsNominees: 01) Howard L. Lance 02) Anne K. Wade 03) Susan A. EllerbuschThe Board of Directors recommends you vote FOR proposals 2 through 9. 2. Nonbinding advisory vote on the compensation of our named executive officers for 2020.3. Ratification of the appointment of KPMG LLP as our independent auditors for our fiscal year ending January 1, 2022. 4. Approval and adoption of an amendment and restatement of our 2015 Omnibus Incentive Plan. 5. Approval and adoption of our 2021 Employee Stock Purchase Plan. 6. Approval and adoption of an amendment to our amended and restated Certificate of Incorporation (the “Charter”) to remove the three separate classes of directors of the Board and replace with one class of directors and to make certain non-substantive changes related thereto.7. Approval and adoption of an amendment to our Charter to reduce the vote required to amend certain provisions of our Charter and Bylaws to the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of stock of the Company. 8. Approval and adoption of an amendment to our Charter to add an exclusive federal forum selection provision for any action arising under the federal securities laws of the United States of America. 9. Approval and adoption of an amendment to our Charter to delete Article X regarding the waiver of Section 203 of the Delaware General Corporation Law and to make certain non-substantive amendments related thereto and the fact that The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns no longer owns 30% or more in voting power of our stock entitled to vote in the election of directors.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

D33114-P50471